EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated statements of operations for the nine months ended April 30, 2008 and for the year ended July 31, 2007 present the Company’s results of operations assuming that the Purchase Agreement had been completed on August 1, 2006, the first day of the fiscal year ended July 31, 2007. The pro forma adjustments and assumptions are based on estimates, evaluations and other data currently available and, in the Company's opinion, provide a reasonable basis for the fair presentation of the estimated effects directly attributable to the Purchase Agreement. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of what the results of operations or financial position would actually have been had the disposition occurred on the respective date indicated, nor do they represent a forecast of the results of operations or financial position for any future period or date.

All information contained herein should be read in conjunction the following:

•
Historical consolidated financial statements of Commerce as of and for the year ended July 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on October 29, 2007; and

•
Historical consolidated financial statements of Commerce as of and for the nine months ended April 30, 2008, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 12, 2008.

Index to Unaudited Pro Forma Condensed Consolidated Financial Statements

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COMMERCE ENERGY GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(in thousands)

	As reported April 30, 2008	Pro Forma Adjustments	Footnote	Pro Forma April 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$10,370	$10,195	2	$20,565
Accounts receivable, net	56,350	—		56,350
Natural gas inventory	2,561	—		2,561
Prepaid expenses and other current assets	10,391	—		10,391
Total current assets	79,672	10,195		89,867

Deposits	1,795	—		1,795
Property and equipment, net	10,755	(2,342)	2	8,413
Goodwill	3,659	(489)	2	3,170
Other intangible assets	4,303	(164)	2	4,139

Total assets	$100,184	$7,200		$107,384

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Energy and accounts payable	$32,880	$600	2	$33,480
Accrued liabilities	6,815	(1,005)	2	5,810
Total current liabilities	39,695	(405)		39,290

Stockholders’ equity:
Common stock $0.001 par value 150,000 shares authorized, 30,875 shares issued and outstanding at April 30, 2008	61,376	—		61,376
Other comprehensive loss	198	—		198
Retained earnings (accumulated deficit)	(1,085)	7,605	2	6,520
Total stockholders’ equity	60,489	7,605		68,094

Total liabilities and stockholders’ equity	$100,184	$7,200		$107,384

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

COMMERCE ENERGY GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	As reported Nine Months Ended April 30, 2008	Adjustments	Footnote		Pro Forma Nine Months Ended April 30, 2008

Net revenue	$319,485	$(116,820)	3	(A)	$202,665

Direct energy costs	269,698	$(101,080)	3	(A)	168,618

Gross profit	49,787	(15,740)			34,047

Selling and marketing	11,446	(6,199)	3	(B)	5,247
General and administrative	48,177	(17,444)	3	(B)	30,733
Impairment of intangibles	1,426	—			1,426

Loss from operations	(11,262)	7,903			(3,359)

Other income (expense), net	(567)	—			(567)

Net loss	$(11,829)	$7,903			$(3,926)
Net loss per common share – basic and diluted	$(0.39)	$0.26			$(0.13)
Weighted average common shares outstanding – basic and diluted	$30,537	$—			$30,537

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

COMMERCE ENERGY GROUP, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	As reported Year Ended July 31, 2007	Adjustments	Footnote		Pro Forma Year Ended July 31, 2007

Net revenue	$371,614	$(174,333)	3	(A)	$197,281

Direct energy costs	314,371	$(161,379)	3	(A)	152,992

Gross profit	57,243	(12,954)			44,289

Selling and marketing	10,642	(7,941)	3	(B)	2,701
General and administrative	37,291	(4,766)	3	(B)	32,525

Income from operations	9,310	(247)			9,063

Other income (expense), net	(3,657)	—			(3,657)

Income before provision for income taxes	5,653	(247)			5,406

Provision for income taxes	122	(5)			117

Net income	$5,531	$(242)			$5,289
Net income per common share – basic	$0.18	$(0.01)			$0.18
Net income per common share – diluted	$0.18	$(0.01)			$0.18
Weighted average common shares outstanding :
Basic	$29,906	$—			$29,906
Diluted	$30,044	$—			$30,044

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

COMMERCE ENERGY GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated balance sheet as of April 30, 2008 and the unaudited pro forma condensed combined statements of operations for the nine months ended April 30, 2008 and the year ended July 31, 2007 are based on the historical financial statements of Commerce, after giving effect to the Purchase Agreement.

The unaudited pro forma condensed consolidated balance sheet as of April 30, 2008 presents the financial position of the Company assuming the Purchase Agreement had been completed on April 30, 2008.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended April 30, 2008 and for the year ended July 31, 2007 present the Company’s results of operations assuming that the Purchase Agreement had been completed on August 1, 2006, the first day of the fiscal year ended July 31, 2007. The pro forma adjustments and assumptions are based on estimates, evaluations and other data currently available and, in the Company's opinion, provide a reasonable basis for the fair presentation of the estimated effects directly attributable to the Purchase Agreement.

The unaudited pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of what the results of operations or financial position would actually have been had the disposition occurred on the respective date indicated, nor do they represent a forecast of the results of operations or financial position for any future period or date.

All information contained herein should be read in conjunction the following:

•
Historical consolidated financial statements of Commerce as of and for the year ended July 31, 2007, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on October 29, 2007; and

•
Historical consolidated financial statements of Commerce as of and for the nine months ended April 30, 2008, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on June 12, 2008.

2.  Purchase Agreement

The following table summarizes the total consideration received and the asset allocation of the Purchase Agreement (in thousands):

Sales price	$11,200
Less: customer deposits	(1,005)
Net cash received	10,195
Less: net assets sold or written off
Goodwill	(489)
Intangible assets	(164)
Property and equipment, net	(2,342)
Subtotal assets sold or written off	(2,995)
Short-term liabilities assumed (customer deposits)	1,005
Total net assets sold or written off	(1,990)
Less estimated transaction expenses	(600)
Gain on sale	$7,605

COMMERCE ENERGY GROUP, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.  Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated financial statements:

(A) To eliminate net revenues and associated cost of net revenues assuming the Purchase Agreement was consummated August 1, 2006.

(B) To eliminate direct operating expenses assuming the Purchase Agreement was consummated August 1, 2006.